2012 CITI FINANCIAL SERVICES CONFERENCE March 7, 2012 Grayson Hall Chief Executive Officer Exhibit 99.1

INVESTMENT THESIS
Improved Credit Profile
• Aggressive risk management initiatives
• Significant reduction in higher risk loan portfolios
• Continued improvement in credit quality metrics
Strong Funding Profile
and Capital Position
• Continued growth in low cost core deposit base
• Loan to deposit ratio well below historical and peer levels
• Best in class liquidity position and attractive funding profile
• Capital levels are solid and in line with Basel III regulatory requirements
Attractive
Market Presence
• Leading Southeastern depository franchise with favorable demographics
• Leading brand favorability
• Top share in core markets
Comprehensive
Product Offering
• Balanced business mix
• Momentum in C&I and consumer offerings
• Focused on core banking business post sale of Morgan Keegan
• Sustainable and improving core profitability
• Opportunity for outperformance
• Significant credit leverage remaining
Profitability

3
AGGRESSIVE RISK MANAGEMENT INITIATIVES
• New General Counsel, Chief Risk Officer and Chief Credit Officer in place
• Strengthened Board of Directors by addition of 4 new members in the last 2 years
• Substantial reduction in highest risk credit exposures
• Continued focus on risk / portfolio diversification
• Capital planning and loss modeling capabilities substantially enhanced
• Capital levels are solid and in excess of Basel III requirements
• Sale of Morgan Keegan further reduces risk profile

$ in billions
$25.8
14.8
11.0
$10.7
1.0
9.7
4Q06
4Q11
Mortgage
Construction

$ in billions
$6.3
$0.8
$2.3
$0.2
$5.0
$0.8
Land
Condo
Single Family
4Q06
4Q11

SIGNIFICANT REDUCTION IN HIGH RISK LOAN
PORTFOLIOS
Total Investor Real Estate Higher Risk Investor Real Estate Portfolio
Reduced Investor Real Estate
$15.1 B or 59% over 5 years
Reduced High Risk Portfolios
$11.8 B or 87% over 5 years

CONTINUED IMPROVEMENT IN CREDIT QUALITY METRICS
Total NPAs (including HFS) NPLs Gross Migration
NPL Balances Paying Current and as Agreed NCO’s / Avg Loans
24% Decline in Total NPAs* 41% Decline*
11 bps Increase* 106 bps Decline*
* Year-over-year change
$3,918
$3,933
$3,602
$3,391
$2,996
81% 81%
87% 87%
92%
60%
65%
70%
75%
80%
85%
90%
95%
4Q10 1Q11 2Q11 3Q11 4Q11
NPAs (including HFS) ALLL / NPAs
$948
$730
$555
$755
$561
4Q10 1Q11 2Q11 3Q11 4Q11
37%
38%
42%
45%
48%
4Q10 1Q11 2Q11 3Q11 4Q11
3.22%
2.37%
2.71%
2.52%
2.16%
4Q10 1Q11 2Q11 3Q11 4Q11

STRONG FUNDING PROFILE AND LIQUIDITY POSITION
Deposit Profile* Core Deposits as a % of Total Funding
Liquidity Coverage Ratio **
Cost of Deposits 1.35% 0.49%
Low Cost Deposits* $67.1B $76.2B
% Low Cost Deposits* 68% 80%
Loans* / Deposits*
Source: SNL Financial - Peers include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
•
** Liquidity Coverage Ratio as of 4Q11 Data provided by Barclay’s Capital based on the their models using publicly available
24%
30%
16%
20%
4%
5%
24%
25%
32%
20%
2009 2011
Interest Free
Time
Money Market
Savings
Interest Bearing
89%
85%
Regions Peer Median
101%
107%
92%
88%
81%
110%
111%
92%
95%
90%
2007 2008 2009 2010 2011
Regions Peer Median
108%
72%
Regions Peer Median
information and dual deposit run-off assumptions
Based on full year ending balances

STRONG CAPITAL LEVELS
(1)
(2)
1 Non-GAAP – see appendix page 23 for reconciliation
2 Non-GAAP - Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators;  see appendix page 24 for reconciliation
7.9% 7.9% 7.9%
8.2%
8.5%
7.7%
12.4%
12.5%
12.6%
12.8%
13.3%
11.4%
4Q10 1Q11 2Q11 3Q11 4Q11 4Q11 Basel III
Tier 1 Common Tier 1 Capital

FRANCHISE OVERVIEW
•
Associates: 23,707*
•
Assets: $127B
•
Loans: $78B
•
Deposits: $96B
•
Branches: 1,726
•
Insurance Offices: 30
•
ATMs: 2,083
•
Market Cap:  $7.4B**
*  Excludes Morgan Keegan associates
**As of March 2, 2012
Ranked 5th or Better in Market Share
Targeted Growth Areas
Business Services
›
Small and mid-sized C&I lending
›
Commercial Real Estate
›
Equipment Finance
Consumer Services
›
Mortgage
›
Home Equity
›
Credit Card
›
Direct Lending
›
Indirect Auto
Wealth Management
›
Private Banking
›
Insurance
›
Trust Services

Top 10 MSAs     Deposits
Market
Share
Market
Rank
’10-’15
Population
Growth
Birmingham, AL $11.0 37.6% 1
Nashville, TN $6.6 17.3% 1
Miami, FL $4.8 3.1%
7
Tampa, FL $4.4 8.7% 4
Memphis, TN $3.8 16.8% 2
Atlanta, GA $3.4 3.0%
6
St. Louis, MO $3.0 4.7% 4
Jackson, MS $2.8 25.5% 2
New Orleans, LA $2.4 8.3%
4
Mobile, AL $2.3 38.2% 1
($ in billions)
National Average: 3.9%
REGIONS’ FOOTPRINT IS CHARACTERIZED BY EITHER HIGH
MARKET SHARE, HIGH GROWTH MARKETS OR BOTH
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market
Share in Regions’ Core Markets
Rank Name
Market
Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%
1.0%
8.8%
4.4%
2.0%
10.1
%
4.3%
3.7%
1.4%
9.6%
3.4%

RENEWED FOCUS ON C&I AND CONSUMER LENDING
BUSINESS SERVICES
• 60% of Total Loan Portfolio
• Focused on middle market and small business
• Represents over 80% of Business Services Revenue
• Broad based middle-market commercial loan growth across
footprint and industries
• Driven by specialized industries, including healthcare,
franchise restaurant, energy, as well as technology and
defense
4Q11 Business Services Loans: $47B 4Q11 Consumer Services Loans: $31B
* Includes commercial real estate owner occupied loans
C&I
52%
CRE*
25%
IRE
23%
1st Mort
45%
Home
Equity
42%
Indirect
6%
Credit
Card
3%
Other
4%
CONSUMER SERVICES
• 40% of Total Loan Portfolio
• Consumer loan growth will be fueled by new businesses as
well as growth in existing businesses
• Mortgage loan production grew 18% QoQ
• Non-real estate consumer portfolio has increased 45% since
2010
• $1B Regions-branded credit card portfolio repurchased in 2011
• Indirect auto lending grew 16% YoY

$430
$424
$496
$516
$468
1.8% 1.8%
2.1%
2.2%
2.0%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4Q10 1Q11 2Q11 3Q11 4Q11
PPI PPI / RWA
2011 FINANCIAL HIGHLIGHTS
Adjusted Pre-tax Pre-provision Income from Continuing
Operations
(2)
Loan
Loss
Provision $682 $482 $398 $355 $295
(1) Non-GAAP - Excludes goodwill impairment charge of $253M in 4Q11 and excludes regulatory charge of $75M in 2Q10 offset by
$16M related tax benefit in 2Q11 – See GAAP to non-GAAP reconciliation on slide 21
(2) Non-GAAP, see GAAP to Non-GAAP reconciliation on slide 22
(3) Source:  SNL Financial; Company Reports Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB, WFC
Regions experienced the highest full year 2011 vs. 2010 PPI growth versus all peers
(2)
(2)
(2)
2011 Financial Results
Net Loss ($429)MM
EPS ($0.34)
Income from continuing
operations
(1)
$211MM
EPS from continuing
operations
(1)
$0.17

MIX AND COST OF DEPOSITS PROVIDES FURTHER
OPPORTUNITY TO LOWER DEPOSIT COSTS AND IMPROVE
MARGIN
Deposit Cost Opportunity Gap
• Regions has additional room to reduce deposit
costs, most significantly through profitably re-pricing
maturing CDs
• $11.7B of higher cost CDs maturing in 2012 at
1.46%
• 1H12 - $7B at 1.02% and 2H12 - $4.7B at 2.09%
• Funding costs declined 31 basis points from 4Q10
Deposit Mix Compared to Peers*
Regions
Peer
Average
* Average basis for 4Q11
Source: SNL Financial: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB, WFC
38 bps
33 bps
8 bps
7 bps
3Q11 4Q11
Peer Median Regions Opportunity Gap
Time
21%
NIB
30%
Other
49%
Time
17%
NIB
30%
Other
53%

CONSERVATIVE INVESTMENT PORTFOLIO VS. PEERS
Regions Securities Portfolio Components*
Peer Average Securities Portfolio
Components *
*As of 12/31/2011
Source: FFIEC Call Report Data: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB, WFC
Agency
Debt
1%
Agency
MBS
94%
Agency
CMBS
1%
Private
CMBS
1%
Other
3%
Treasuries
2%
Munis
4%
Agency
Debt
3%
Agency
MBS
75%
Private
MBS
5%
Private
CMBS
2%
Other
9%

3.28%
3.35%
3.35%
3.34%
3.35%
0.16%
0.16%
0.15%
0.14%
0.13%
0.11%
0.10%
0.13%
0.16%
0.14%
3.01%
3.09%
3.07%
3.04%
3.08%
4Q10
1Q11
2Q11
3Q11
4Q11
Reported Net Interest Margin
Impact of Excess Cash Reserves
Impact of Non-Accruals

3.63%
3.60%
3.55%
3.49%
3.49%
3.01%
3.09%
3.07%
3.04%
3.08%
4Q10
1Q11
2Q11
3Q11
4Q11
Regions
Peer Group Average

REGIONS

FUNDING MIX AND DEPLOYMENT OF CASH
RESERVES EXPECTED TO RESULT IN ADDITIONAL
IMPROVEMENT TO NIM*
Impact of Excess Cash Reserves & Non-
Accruals on NIM*
Regions has closed a portion of its gap vs.
peers in the last 5 quarters
69bps
41bps
*  From continuing operations
Source: SNL Financial: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB, WFC

ABILITY TO ADAPT OUR BUSINESS MODEL HELPS
MITIGATE NEW LEGISLATION
• Ongoing restructuring of our
accounts from free to fee-eligible
• Increased hurdle to obtain free
checking
• Cross-sell new revenue initiatives
• Now Banking Suite of products
(expedited bill pay, check cashing,
reloadable prepaid debit card and
money transfer services)
Factors Offsetting Debit Interchange
Legislation
Total 2011 service charges were
relatively stable despite the negative
impact of Regulation E and debit
interchange legislation
Fee Income by Quarter *
* From continuing operations
290
287
308
310
263
83
81
70
44
68
51
45
50
68
57
15
16
25
28
25
27
26
53
60
66
52
60
$502
$501
$519
$516
$490
4Q10 1Q11 2Q11 3Q11 4Q11
Service charges
Capital Markets, Investment Income & Trust
Mortgage Income
Credit Card Income
Insurance Income
Other

2%
-7%
Regions
Peer Median

$47.2
$36.7
$22.9
$16.5
NIE/FTE
S&B/FTE
Regions
Peer Median

24,656
24,356
23,966
23,713
23,707
4Q10
1Q11
2Q11
3Q11
4Q11

REGIONS

EXPENSE CONTROL CONTINUES TO BE A FOCUS
Expenses Per FTE
(1) Non-GAAP from continuing operations excluding goodwill impairment; see GAAP to Non-GAAP reconciliation on slide 22
(2) Excludes Morgan Keegan Associates
Source: SNL Financial; Peers include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB, WFC
Regions has the lowest expenses per
FTE of all peers
(1) (1)
Non-Interest Expense
(1)
– 4Q11 vs. 4Q10
Headcount – Bank Associates
(2)

OPPORTUNITY FOR OUTPERFORMANCE
REVENUE
EXPENSES
CREDIT
• Tangible opportunity to close peer margin gap
• Continued momentum in C&I and Consumer lending
• Real estate expertise intact
• Durbin mitigation efforts underway
• Ongoing expense initiatives
• Branch rationalization
• Removed Morgan Keegan overhead / cost structure
• Anticipating reduced credit related / OREO expenses
• Solid reserve position
• Reduced provisions with continued credit improvement
•
$11.7B of deposit repricing
•
Lower liquidity costs
•
Level of non-accruals

INVESTMENT THESIS
Improved Credit Profile
• Aggressive risk management initiatives
• Significant reduction in higher risk loan portfolios
• Continued improvement in credit quality metrics
Strong Funding Profile
and Capital Position
• Continued growth in low cost core deposit base
• Loan to deposit ratio well below historical and peer levels
• Best in class liquidity position and attractive funding profile
• Capital levels are solid and in line with Basel III regulatory requirements
Attractive
Market Presence
• Leading Southeastern depository franchise with favorable demographics
• Leading brand favorability
• Top share in core markets
Comprehensive
Product Offering
• Balanced business mix
• Momentum in C&I and consumer offerings
• Focused on core banking business post sale of Morgan Keegan
• Sustainable and improving core profitability
• Opportunity for outperformance
• Significant credit leverage remaining
Profitability

19 APPENDIX

FORWARD-LOOKING STATEMENTS
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”)
provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-
looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the
U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› With regard to the sale of Morgan Keegan:
the possibility that regulatory and other approvals and conditions to the transaction are not received on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; business disruption during the pendency of or following the transaction;
diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk
Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011.
› The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

NON-GAAP RECONCILIATION: NET INCOME / (LOSS) AND
EARNINGS PER SHARE
1 There are no preferred shares allocable to discontinued operations.
2 In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time,
Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions'
provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.
2011 2010 4Q11 3Q11 2Q11 1Q11 4Q10
Net income (loss) (GAAP)
(215) $       (539) $       (548) $       155 $         109 $         69 $           89 $
Preferred dividends and accretion (GAAP)
(214) (224) (54) (54) (54) (52) (53)
Net income (loss) available to common shareholders (GAAP)
(429) $       (763) $       (602) $       101 $         55 $           17 $           36 $
Income (loss) from discontinued operations, net of tax (GAAP)
(1) (404) (71) (467) 14 30 19 22
Income (loss) from continuing operations available to common shareholders (GAAP)
(25) $         (692) $       (135) $       87 $           25 $           (2) $           14 $
Goodwill impairment from continuing operations (non-deductible)
253 - 253 - - - -
Regulatory charge and related tax benefit from continuing operations
(2) (17) 75 - - (17) - -
Income (loss) from continuing operations available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP)
211 $         (617) $       118 $         87 $           8 $             (2) $           14 $
GAAP to non-GAAP EPS Reconciliation
Earnings (loss) per share as reported (GAAP) ($0.34) ($0.62) ($0.48) $0.08 $0.04 $0.01 $0.03
Earnings (loss) per share from discontinued operations (GAAP) ($0.32) ($0.06) ($0.37) $0.01 $0.02 $0.01 $0.02
Earnings (loss) per share from continuing operations (GAAP) ($0.02) ($0.56) ($0.11) $0.07 $0.02 ($0.00) $0.01
Goodwill impairment and related regulatory charge net of tax benefit from continuing operations
($0.19) ($0.06) ($0.20) $0.00 $0.01 $0.00 $0.00
Adjusted earnings per share from continuing operations, excluding goodwill impairment and regulatory charge (non-GAAP) $0.17 ($0.50) $0.09 $0.07 $0.01 ($0.00) $0.01
Year Ended December 31 As of and for Quarter Ended
The tables below and on the next slide present computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP).  The goodwill impairment charge and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP). A table also presents computations of full year and quarterly pre-tax pre-provision income (non-GAAP). Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP). Regions believes that the exclusion of the goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including "earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit“ provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business  because management does not consider the goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results.  Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out "flash" reporting of consolidated results
(management only);  and presentations to investors of company performance. Management uses these measures to monitor performance and believes these measures provide meaningful information to investors.

NON-GAAP RECONCILIATION: PRE-TAX PRE-PROVISION
INCOME AND RISK WEIGHTED ASSETS
The Pre-Tax Pre-Provision Income from Continuing Operations table presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons,which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.
(1) After tax amounts for leveraged lease terminations gains are $2.8 million for 12/31/11, $5.4 million for 9/30/11 and $3.2 million for 12/31/10.
($ amounts in millions) 12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
(135) $          87 $              25 $              (2) $                14 $
54 54 54 52 53
18 17 (34) (29) 44
(63) 158 45 21 111
295 355 398 482 682
232 513 443 503 793
253 - - - -
485 513 443 503 793
Other Adjustments:
Securities (gains) losses, net (7) 1 (24) (82) (333)
Loss (gain) on sale of mortgage loans - - - 3 (26)
Leveraged lease termination (gains) losses, net
(1)
(10) 2 - - (59)
Loss on early extinguishment of debt - - - - 55
Securities impairment, net 2 - - - -
Branch consolidation and equipment costs (2) - 77 - -
Total other adjustments (17) 3 53 (79) (363)
468 $           516 $           496 $           424 $           430 $
Risk-weighted assets (regulatory)  91,449 92,786 93,865 93,929 94,966
Adjusted Pre-tax Pre-provision Income / RWA (non-GAAP) 2.0% 2.2% 2.1% 1.8% 1.8%
Continuing Operations
Non-interest expense (GAAP) 1,124 $        850 $           956 $           932 $           990 $
Adjustments:
Regulatory charge - $            - $            - - -
Loss on early extinguishment of debt - - - - (55)
Securities impairment, net (2) - - - -
Branch consolidation and property and equipment charges 2 - (77) - -
Goodwill impairment (253) - - - -
Adjusted non-interest expense (non-GAAP) 871 $           850 $           879 $           932 $           935 $
Pre-tax pre-provision income from continuing operations, excluding goodwill impairment (non-GAAP)
Adjusted Pre-tax Pre-provision Income from continuing operations (non-GAAP)
Preferred dividends (GAAP)
Income tax expense (benefit) (GAAP)
Income (loss) from continuing operations before income taxes (GAAP)
Provision for loan losses (GAAP)
Pre-tax pre-provision income from continuing operations (non-GAAP)
Goodwill impairment
Quarter Ended
Income (loss) from continuing operations available to common shareholders (GAAP)

NON-GAAP RECONCILIATION: TIER 1 COMMON
The following table provides a reconciliation of stockholder’s equity to "Tier 1 common equity" (non-GAAP).   Traditionally, the Federal Reserve and
other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations.  In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not codified,  analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure. Because and Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations, this measure is considered to be non-GAAP and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using TIer 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on these same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity.  Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio.  The amounts disclosed as risk-
weighted assets are calculated consistent with banking regulatory requirements.
($ amounts in millions)
12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED -
Stockholders' equity (GAAP)  16,499 $     17,263 $  16,888 $  16,619 $  16,734 $
Accumulated other comprehensive (income) loss  69 (92) 177 387 260
Non-qualifying goodwill and intangibles  (4,900) (5,649) (5,668) (5,686) (5,706)
Disallowed deferred tax assets (432) (506) (498) (463) (424)
Disallowed servicing assets (35) (35) (35) (28) (27)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  12,139 $     11,919 $  11,802 $  11,767 $  11,775 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  (3,419) (3,409) (3,399) (3,389) (3,380)
Tier 1 common equity (non-GAAP)  7,782 $       7,572 $    7,465 $    7,440 $    7,457 $
Risk-weighted assets (regulatory)  91,449 92,786 93,865 93,929 94,966
Tier 1 common risk-based ratio (non-GAAP)  8.5% 8.2% 7.9% 7.9% 7.9%
As of and for Quarter Ended

NON-GAAP RECONCILIATION: BASEL III
(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are partially allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III.
The amount included above is a reasonable approximation, based on our understanding of the requirements.
The following table provides calculations of Tier 1 capital and Tier 1 common, based on Regions’ current understanding of Basel III requirements.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the
1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December 2010, the Basel
Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation. When implemented by U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.  Implementation of Basel III will begin on January 1, 2013, and will be phased in over a multi-year period.  The U.S. bank regulatory agencies have not yet finalized regulations governing the implementation of Basel III.  Accordingly, the calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized. Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using the
Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
($ amounts in millions)    12/31/11
Stockholders' equity (GAAP) 16,499 $
Non-qualifying goodwill and intangibles
(1)
(5,065)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (854)
10,580 $
Qualifying non-controlling interests 4
Basel III Tier 1 Capital (non-GAAP) 10,584 $
Basel III Tier 1 Capital (non-GAAP) 10,584 $
Preferred Stock (3,419)
Qualifying non-controlling interests (4)
Basel III Tier 1 Common (non-GAAP) 7,161 $
Basel I risk-weighted assets 91,449
Basel III risk-weighted assets
(2)
92,935
Minimum
Basel III Tier 1 Capital Ratio 11.4% 8.5%
Basel III Tier 1 Common Ratio 7.7% 7.0%